UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): July 26, 2010
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Switzerland (State or other jurisdiction of incorporation or organization)	000-53604 (Commission file number)	98-0619597 (I.R.S. employer identification number)

Dorfstrasse 19A Baar, Switzerland (Address of principal executive offices)	6340 (Zip code)
Registrant’s telephone number, including area code: 41 (41) 761-65-55
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-31306 (Commission file number)	98-0366361 (I.R.S. employer identification number)

Suite 3D Landmark Square 64 Earth Close Georgetown, Grand Cayman, Cayman Islands, BWI (Address of principal executive offices)	KY-1 1206 (Zip code)
Registrant’s telephone number, including area code: (345) 938-0293
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This combined filing on Form 8-K is separately filed by Noble Corporation, a Swiss corporation (“Noble-Swiss”), and Noble Corporation, a Cayman Islands company (“Noble-Cayman”). Information in this filing relating to Noble-Cayman is filed by Noble-Swiss and separately by Noble-Cayman on its own behalf. Noble-Cayman makes no representation as to information relating to Noble-Swiss (except as it may relate to Noble-Cayman) or any other affiliate or subsidiary of Noble-Swiss. This report should be read in its entirety as it pertains to each of Noble-Swiss and Noble-Cayman. Any reference in this filing to “Noble,” “Noble Corporation,” the “Company,” “we,” “us,” “our,” and words of similar meaning refer collectively to Noble-Swiss and its consolidated subsidiaries, including Noble-Cayman.
Item 1.01 Entry into a Material Definitive Agreement.
     On July 26, 2010, Noble-Cayman, Noble Holding International Limited (the “Issuer”), a wholly-owned indirect subsidiary of Noble-Swiss and Noble-Cayman, and The Bank of New York Mellon Trust Company, N.A., as indenture trustee (the “Trustee”), entered into the Second Supplemental Indenture to the Indenture dated November 21, 2008 (the “Base Indenture” and, as amended and supplemented by the Second Supplemental Indenture, the “Indenture”). Also on July 26, 2010, the Issuer issued and sold $350 million aggregate principal amount of its 3.45% Senior Notes due 2015 (the “2015 Notes”), $500 million aggregate principal amount of its 4.90% Senior Notes due 2020 (the “2020 Notes”) and $400 million aggregate principal amount of its 6.20% Senior Notes due 2040 (the “2040 Notes” and, collectively with the 2015 Notes and the 2020 Notes, the “Notes”), in an underwritten registered offering under the Securities Act of 1933.
     The Issuer received net proceeds from the offering of approximately $1,238 million, after underwriting discounts and estimated offering expenses. The Issuer intends to transfer the net proceeds to Noble-Cayman as advances, distributions, repayment of outstanding intercompany indebtedness or a combination of these. Noble-Cayman intends to use the net proceeds, together with cash on hand of approximately $465 million, to finance the cash portion of the purchase price for the pending acquisition of FDR Holdings Ltd, which was described in our Current Report on Form 8-K dated June 27, 2010.
     The Notes were issued under the Indenture, which provides for the full and unconditional guarantee by Noble-Cayman of the punctual payment of the principal of, premium, if any, interest on and all other amounts due under the Notes and the Indenture (the “Guarantee”). Interest on the 2015 Notes, the 2020 Notes and the 2040 Notes will accrue from July 26, 2010 at a rate of 3.45%, 4.90% and 6.20% per annum, respectively. Interest on the Notes will be payable by the Issuer on February 1 and August 1 of each year, beginning on February 1, 2011. The 2015 Notes will mature on August 1, 2015; the 2020 Notes will mature on August 1, 2020; and the 2040 Notes will mature on August 1, 2040.
     The Issuer may redeem the Notes in whole or in part at any time and from time to time under the terms provided in the Indenture at a make-whole redemption price as described in the Indenture. If the pending acquisition of FDR Holdings Ltd. is not consummated or the related merger agreement is terminated on or prior to 5:00 p.m., New York City time, on September 30, 2010, the Issuer will be required to redeem the Notes at 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest from the date of initial issuance to but excluding the date of redemption.
     The Indenture contains certain restrictions, including, among others, restrictions on Noble-Cayman’s ability and the ability of Noble-Cayman’s subsidiaries to create or incur secured indebtedness, enter into certain sale and leaseback transactions, and merge or consolidate with another entity.
     The foregoing description is qualified in its entirety by reference to the Base Indenture, the Second Supplemental Indenture, and the Specimen Notes for the Notes, including the endorsement of the Guarantee, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
4.1	—	Indenture, dated November 21, 2008, between Noble Holding International Limited, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee (filed as Exhibit 4.1 to Noble-Cayman’s Current Report on Form 8-K filed on November 21, 2008 and incorporated herein by reference).

4.2	—	Second Supplemental Indenture, dated July 26, 2010, among Noble Holding International Limited, a Cayman Islands company, as Issuer, Noble Corporation, a Cayman Islands company, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	—	Specimen Note for the 3.45% Senior Notes due 2015 of Noble Holding International Limited.

4.4	—	Specimen Note for the 4.90% Senior Notes due 2020 of Noble Holding International Limited.

4.5	—	Specimen Note for the 6.20% Senior Notes due 2040 of Noble Holding International Limited.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation, a Swiss corporation
Date: July 26, 2010
By:	/s/ Thomas L. Mitchell
Thomas L. Mitchell
Senior Vice President and Chief Financial Officer

Noble Corporation, a Cayman Islands company
By:	/s/ Dennis J. Lubojacky
Dennis J. Lubojacky
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
4.1	—	Indenture, dated November 21, 2008, between Noble Holding International Limited, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee (filed as Exhibit 4.1 to Noble-Cayman’s Current Report on Form 8-K filed on November 21, 2008 and incorporated herein by reference).

4.2	—	Second Supplemental Indenture, dated July 26, 2010, among Noble Holding International Limited, a Cayman Islands company, as Issuer, Noble Corporation, a Cayman Islands company, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	—	Specimen Note for the 3.45% Senior Notes due 2015 of Noble Holding International Limited.

4.4	—	Specimen Note for the 4.90% Senior Notes due 2020 of Noble Holding International Limited.

4.5	—	Specimen Note for the 6.20% Senior Notes due 2040 of Noble Holding International Limited.

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